SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-12

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
LAZARD WORLD DIVIDEND & INCOME FUND, INC.

(Name of Registrants as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrants)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: __________
	(2)	Aggregate number of securities to which transaction applies: __________
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange
Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________
	(4)	Proposed maximum aggregate value of transaction: __________________
	(5)	Total fee paid: ______________________________________________
[ ]	Fee previously paid with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid: ____________________________
	(2)	Form, schedule or registration statement no.: _____________
	(3)	Filing party: ______________________________________
	(4)	Date filed: _______________________________________

LAZARD WORLD DIVIDEND & INCOME FUND, INC.
LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
30 Rockefeller Plaza
New York, New York 10112

March 26, 2007

Dear Stockholder:

          You are cordially invited to attend the Joint Annual Meeting of Stockholders of Lazard World Dividend & Income Fund, Inc. and Lazard Global Total Return and Income Fund, Inc. (each the “Fund”) to be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Thursday, April 26, 2007, at 3:00 p.m. In addition to voting on the relevant proposals described in the Notice of Joint Annual Meeting of Stockholders, you will have an opportunity to hear a report on your Fund and to discuss other matters of interest to you as a stockholder.

          Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

Sincerely,

Charles Carroll
President

LAZARD WORLD DIVIDEND & INCOME FUND, INC.
LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
30 Rockefeller Plaza
New York, New York 10112
______________________________________

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
To be Held on April 26, 2007
______________________________________

          The Joint Annual Meeting of Stockholders of Lazard World Dividend & Income Fund, Inc. (“LOR”) and Lazard Global Total Return and Income Fund, Inc. (“LGI” and together with LOR, each the “Fund”), each a Maryland corporation, will be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Thursday, April 26, 2007, at 3:00 p.m. (the “Annual Meeting”), to consider and act upon the following proposals:

          Election of the following Directors for LOR:

three Class I Directors of LOR, each to serve for a three-year term expiring at the 2010 Annual Meeting and until his successor is duly elected and qualified; and

one Class II Director of LOR, to serve for a one-year term expiring at the 2008 Annual Meeting and until her successor is duly elected and qualified;

          Election of the following Directors for LGI:

one Class I Director of LGI, to serve for a two-year term expiring at the 2009 Annual Meeting and until his successor is duly elected and qualified; and

three Class II Directors of LGI, each to serve for a three-year term expiring at the 2010 Annual Meeting and until his or her successor is duly elected and qualified; and

          For Each Fund:

          To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

          The close of business on March 20, 2007 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

          Your vote is important regardless of the size of your holdings in the Fund(s). Whether or not you expect to be present at the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Annual Meeting, you may revoke your proxy.

By Order of the Boards of Directors

Nathan A. Paul
Secretary

March 26, 2007
New York, New York

LAZARD WORLD DIVIDEND & INCOME FUND, INC.
LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
30 Rockefeller Plaza
New York, New York 10112
______________________________________

COMBINED PROXY STATEMENT
Joint Annual Meeting of Stockholders
April 26, 2007
______________________________________

          This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of each of Lazard World Dividend & Income Fund, Inc. (“LOR”) and Lazard Global Total Return and Income Fund, Inc. (“LGI” and together with LOR, the “Funds”), each a Maryland corporation, for use at the Joint Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Thursday, April 26, 2007, at 3:00 p.m., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Joint Annual Meeting dated March 26, 2007. Each Fund is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

          Although each Fund is a separate investment company that holds an annual meeting of stockholders, the Funds’Proxy Statements have been combined into this Combined Proxy Statement to reduce expenses to the Funds of soliciting proxies for the Annual Meeting.

          Each Board of Directors has fixed the close of business on March 20, 2007 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 6,880,183 shares of LOR’s Common Stock and 9,605,237 shares of LGI’s Common Stock were issued and outstanding. This Combined Proxy Statement and the accompanying Notice of Joint Annual Meeting and forms of proxy were sent to stockholders on or about March 26, 2007. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. Because the proposals in the Notice of Joint Annual Meeting are separate for each Fund, it is essential that stockholders who own shares in both Funds complete, date, sign and return each proxy card they receive.

          If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxies that are unmarked will be voted FOR the proposals and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment thereof. The Boards of Directors do not know of any matters to be considered at the Annual Meeting other than the matters described in the Notice of Joint Annual Meeting and this Combined Proxy Statement. A stockholder may revoke his or her proxy by appearing at the Annual Meeting and voting in person, or by giving written notice of such revocation to the Secretary of the Funds or by returning a later-dated proxy before the Annual Meeting.

          The presence at the Annual Meeting, in person or by proxy, of a majority of the votes entitled to be cast for a Fund shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) for that Fund’s Annual Meeting. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. In determining whether to adjourn the Annual Meeting, the following factors may be considered: the percentage of votes actually cast, the percentages of favorable votes cast and the nature of any further solicitation. Any adjournment will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy. Shares represented by properly executed proxies with respect to which a vote is withheld or a broker does not vote will be treated as shares that are present and entitled to vote for purposes of determining a Quorum, but will not constitute a vote “for” a proposal.

          In addition to soliciting proxies by mail, the Funds’ officers or employees of the Funds’ investment adviser may solicit proxies by telephone or in person. The costs of proxy solicitation and expenses incurred in connection with preparing this Combined Proxy Statement and its enclosures will be paid for by the Funds.

Investment Adviser and Administrator

          Lazard Asset Management LLC (“LAM”), with principal office located at 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Funds’ investment adviser. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 serves as the Funds’ administrator.

______________________________________

Election of Directors
______________________________________

          The Boards of Directors of the Funds are the same. The following persons currently serve as Directors:

Ashish Bhutani
Charles Carroll
Kenneth S. Davidson
Nancy A. Eckl
Lester Z. Leiberman
Leon M. Pollack
Richard Reiss, Jr.
Robert M. Solmson

          Stockholders of the Funds are being asked to elect the following persons as Directors at the Annual Meeting:

(both Funds) Nancy A. Eckl and Leon M. Pollack — current Directors who have not previously been elected by stockholders because they were elected subsequent to the 2006 annual meeting

(LOR only) Robert M. Solmson and Charles Carroll — current Directors whose terms expire this year

(LGI only) Kenneth S. Davidson and Lester Z. Leiberman — current Directors whose terms expire this year

          Each Fund’s Articles of Incorporation provides for three classes of Directors with overlapping three year terms. Each Director nominee would serve until the annual meeting of stockholders in the year his or her term expires and until his or her successor is duly elected and qualified. Each Director’s and nominee’s class and term for each Fund is set forth in the table below.

          All stockholders of a Fund will vote for all the nominees for Director for that Fund, and each nominee has agreed to continue to serve as a Director if elected. Each of the nominees was first nominated by the Nominating Committee of each Fund’s Board of Directors, consisting of the current Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Directors”), certain of whom also are nominees. Fund Directors recommended Mr. Pollack to the Nominating Committee, and Ms. Eckl was recommended to the Nominating Committee by executive officers of the Funds and other employees of LAM. In Ms. Eckl’s previous positions with American Beacon Advisors, Inc. (“American Beacon”) and funds advised by it, Ms. Eckl was involved in retention by certain of these entities of LAM as an investment adviser or sub-adviser, for which LAM was paid an investment advisory fee based on a percentage of assets under its management. The Board of Directors of each Fund, including all of the Independent Directors, unanimously proposed all of the nominees for election at this Annual Meeting. If any of these nominees is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Boards of Directors may recommend.

*      *      *

Information about the Nominees and Continuing Directors

          Set forth below is the name and certain biographical and other information for the nominees for Director, and the other Directors, as reported to the Funds by each nominee for Director and each continuing Director:

Name (Age)	LOR	LGI	Principal Occupation(s)
Position with the Funds	Class	Class	During the Past	Other
Address[1] (Since)	Term Expires[2]	Term Expires[2]	Five Years	Directorships Held[3]
Independent Directors

Leon M. Pollack (66)	Class I	Class I	Former Managing	Chairman of the Board
Director	Nominee	Nominee	Director, Donaldson,	of Trustees, Adelphi
(LOR – August 2006	2010	2009	Lufkin & Jenrette	University; Director,
LGI – August 2006)				J.B. Hanauer & Co.
(broker-dealer)

Robert M. Solmson (59)	Class I	Class I	Former Chief Executive	Director, Colonial
Director	Nominee	Continuing	Officer and Chairman,	Williamsburg Co.
(LOR – April 2005	2010	Director	RFS Hotel Investors, Inc;
LGI – September 2004)		2009	Former Director, Morgan
Keegan & Co., Inc.;
Former Director,
Independent Bank,
Memphis

Nancy A. Eckl (44)	Class II	Class II	Former Vice President,	None
Director	Nominee	Nominee	Trust Investments,
(LOR – February 2007	2008	2010	American Beacon and
LGI – February 2007)			Vice President of certain
funds advised by
American Beacon

Kenneth S. Davidson (62)	Class II	Class II	President, Davidson	Trustee, The Julliard
(LOR – April 2005	Continuing	Nominee	Capital Management	School; Chairman
LGI – February 2004)	Director	2010	Corporation; President,	of the Board,
	2008		Aquiline Advisors, LLC	Bridgehampton
Chamber Music
Festival; Trustee,
American Friends
of the National
Gallery, London

Name (Age)	LOR	LGI	Principal Occupation(s)
Position with the Funds	Class	Class	During the Past	Other
Address[1] (Since)	Term Expires[2]	Term Expires[2]	Five Years	Directorships Held[3]

Lester Z. Lieberman (76)	Class II	Class II	Private Investor	Chairman, Healthcare
Director	Continuing	Nominee		Foundation of New
(LOR – April 2005	Director	2010		Jersey; Director, Cives
LGI – February 2004)	2008			Steel Co.; Director,
Northside Power
Transmission Co.;
Advisory Trustee, New
Jersey Medical School;
Director, Public Health
Research Institute; Trustee
Emeritus, Clarkson
University; Council of
Trustees, New Jersey
Performing Arts Center

Richard Reiss, Jr. (63)	Class III	Class III	Chairman, Georgica	Director, O’Charley’s,
Director	Continuing	Continuing	Advisors LLC, an	Inc., a restaurant chain
(LOR – April 2005	Director	Director	investment manager
LGI – February 2004)	2009	2008

Interested Directors[4]
Ashish Bhutani (46)	Class III	Class III	Chief Executive Officer	None
Director	Continuing	Continuing	of LAM; from 2001 to
(LOR – July 2005	Director	Director	December 2002, Co-Chief
LGI – July 2005)	2009	2008	Executive Officer North
America of Dresdner
Kleinwort Wasserstein
and member of its Global
Corporate and Markets
Board and the Global
Executive Committee

Charles Carroll (46)	Class I	Class I	Deputy Chairman and	None
Chief Executive Officer,	Nominee	Continuing	Head of Global
President and Director	2010	Director	Marketing of LAM
(LOR – April 2005		2009
LGI – June 2004)

____________
1	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.

2	For the Nominees, the term stated assumes election by stockholders at this Annual Meeting.

3

Each Director, other than Ms. Eckl, also serves as a Director of The Lazard Funds, Inc. (“LFI”) and Lazard Retirement Series, Inc. (“LRS”), open-end registered management investment companies (collectively with the Funds, comprised of 17 investment portfolios, the “Lazard Funds”). Ms. Eckl has been nominated for Director of LFI and LRS by the Boards of Directors of LFI and LRS for election by LFI and LRS shareholders. All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Funds, LLC, a privately-offered fund registered under the 1940 Act and advised by an affiliate of LAM.

4	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Funds (“Interested Directors”) because of their positions with LAM.

          Set forth below is the name and certain biographical and other information for the Funds’ executive officers (in addition to Mr. Carroll), as reported by them to the Funds.

Principal Occupation(s)
Name (Age)	Position held with the	During the Past
Address[1]	Funds and Term[2]	Five Years
Nathan A. Paul (34)	Vice President	Managing Director and
	and Secretary	General Counsel of LAM

Stephen St. Clair (48)	Treasurer	Vice President of LAM

Brian Kawakami (56)	Chief Compliance Officer	Senior Vice President and
Chief Compliance Officer of
LAM; Chief Compliance
Officer at INVESCO, from
July 2002 to April 2006;
Chief Compliance Officer at
Aeltus Investment
Management, from 1993 to
July 2002

Brian D. Simon (44)	Assistant Secretary	Director of LAM; Vice
President, Law & Regulation
at J. & W. Seligman & Co.,
from July 1999 through
October 2002

David A. Kurzweil (32)	Assistant Secretary	Vice President of LAM; from
August 1999 to January
2003, an associate at
Kirkpatrick & Lockhart LLP,
a law firm

Cesar A. Trelles (32)	Assistant Treasurer	Fund Administration
Manager of LAM since
September 2004; from
August 1998 to August 2004,
a manager for Mutual Fund
Finance Group at UBS
Global Asset Management

____________
1	The address of each executive officer of the Funds is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.

2

Each officer, except Messrs. Kawakami and Trelles, has served as an officer of LGI since February 2004. Messrs. Kawakami and Trelles became officers of LGI in August 2006 and December 2004, respectively. All officers have served as officers of LOR since April 2005, except for Mr. Kawakami, who became an officer in August 2006. Each officer serves for an indefinite term, until his successor is elected and qualified. Each officer serves in the same capacity for the other Lazard Funds.

Beneficial Ownership of Shares of the Funds and the Lazard Funds

          Set forth in the table below is the dollar range of Common Stock of each Fund and the aggregate range of Common Stock of the Funds and shares of the Lazard Funds beneficially owned by each Director.

Aggregate Dollar
Range of Common
	Dollar Range of	Dollar Range of	Stock of the Lazard
Director	Common Stock of LOR	Common Stock of LGI	Funds*
Kenneth S. Davidson	None	None	None
Nancy A. Eckl	None	None	None
Lester Z. Lieberman	None	None	None
Leon M. Pollack	None	None	None
Richard Reiss, Jr.	None	None	None
Robert M. Solmson	None	None	None
Ashish Bhutani	None	$50,001 - $100,000	Over $100,000
Charles Carroll	Over $100,000	Over $100,000	Over $100,000

_______________
*      Valued as of March 16, 2007.

          As of March 16, 2007, Directors and officers of the Funds, as a group, owned less than 1% of each Fund’s outstanding Common Stock.

Board Meetings; Committees of the Boards of Directors

          During the fiscal year ended December 31, 2006, the Directors of the Funds each met six times. The Board of Directors of each Fund has two committees, the Audit Committee and the Nominating Committee. Neither Fund has a standing Compensation Committee for the Board. During the fiscal year ended December 31, 2006, each Director attended at least 75% of the aggregate of all of the meetings of the Board of each Fund (held during the period he was a Director) and 75% of the meetings held by a committee of the Board of each Fund on which he served (during the period that he served), except that Mr. Bhutani did not attend two telephonic Board meetings held in connection with Audit Committee meetings. Although Directors are not required to attend stockholder meetings, Directors are available to participate at the request of stockholders. Mr. Carroll attended the 2006 annual meeting.

          The function of each Audit Committee is to (1) oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements, (2) assist in Board oversight of the quality and integrity of the Fund’s financial statements and the Fund’s compliance with legal and regulatory requirements relating to accounting, financial reporting, internal control over financial reporting and independent audits, (3) approve engagement of the independent registered public accounting firm and review and evaluate the qualifications, independence and performance of the independent registered public accounting firm and (4) act as a liaison between the Fund’s independent registered public accounting firm and the Board. The Audit Committee of each Fund currently is comprised of all of the Independent Directors. The Audit Committee members of each Fund are also “independent” under the listing standards of the New York Stock Exchange. Each Audit Committee met five times during the fiscal year ended December 31, 2006. The Audit Committee Charter for the Funds is available at www.lazardnet.com/lam/us/funds/pdfs/Audit_Committee_Charter.pdf.

          Each Fund’s Nominating Committee is currently comprised of all of the Independent Directors, and its function is to select and nominate candidates for election to the Fund’s Board of Directors. The Nominating Committee of LOR and LGI each met twice during the fiscal year ended December 31, 2006. Each Nominating Committee is solely responsible for the selection of nominees to the Fund’s Board of Directors, and the Nominating Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders of a Fund (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned the lesser of (a) 1% of the relevant Fund’s outstanding shares or (b) $500,000 of the Fund’s shares (calculated at market value) for at least one year prior to the date the Nominating Stockholder submits a candidate for nomination, and not more than one Director nomination may be submitted by a Nominating Stockholder each calendar year.

          In evaluating potential nominees, including any nominees recommended by stockholders, each Nominating Committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the Nominating Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. A nomination submission must be received not less than 120 calendar days before the date of the Fund’s proxy statement released to stockholders in connection with the previous year’s annual meeting. The Nominating Committee Charter for the Funds is not available on the Funds’ or LAM’s website, but was attached to the Funds’ Combined Proxy Statement for the 2006 Annual Meeting as Appendix C.

Remuneration of Directors and Executive Officers

          The executive officers of the Funds and the Interested Directors receive no direct remuneration from the Funds. The Independent Directors are compensated for their services to the Lazard Funds at the rate of $60,000 annually, plus $4,000 per Board meeting attended in person or $1,500 per Board meeting attended by telephone, and are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings. The Independent Directors also are paid $1,000 for each committee, subcommittee or other special meetings not held in conjunction with a Board meeting, as specifically authorized by the Board and held in connection with delegated Fund business. The Chairman of the Audit Committees, Lester Z. Lieberman, receives an additional annual fee of $5,000.

          The following table summarizes the compensation paid by each Fund and by the Lazard Funds for the calendar year ended December 31, 2006.

			Aggregate
	Aggregate	Aggregate	Compensation
	Compensation	Compensation	from the
Director	from LOR	from LGI	Lazard Funds
John J. Burke*	$2,015	$2,993	$64,000
Kenneth S. Davidson	$2,015	$2,993	$63,000
Nancy A. Eckl**	N/A	N/A	N/A
Lester Z. Lieberman	$2,144	$3,185	$68,000
Leon M. Pollack**	$1,065	$1,581	$26,788
Richard Reiss, Jr.	$2,015	$2,993	$63,000
Robert M. Solmson	$1,962	$2,914	$61,000
Ashish Bhutani***	None	None	None
Charles Carroll***	None	None	None
___________
*	Mr. Burke resigned as a Director of the Lazard Funds in December 2006.

**	Ms. Eckl became a Director in February 2007, and Mr. Pollack became a Director of the Lazard Funds in August 2006.

***	Interested Director.

Share Ownership and Certain Beneficial Owners

          To the Funds’ knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock of each Fund as of the Record Date other than Cede & Co., which held at the Record Date 100% of the outstanding shares of the Common Stock of each Fund. LAM beneficially owned 6,325 shares of Common Stock of LOR and 6,469 shares of Common Stock of LGI, or .09% and .06% of the outstanding shares of Common Stock of LOR and LGI, respectively, as of the Record Date.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

          To each Fund’s knowledge, all of its officers and Directors complied with all filing requirements under Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), during the fiscal year ended December 31, 2006, except that a Form 3 was filed late on behalf of Mr. Kawakami. To each Fund’s knowledge, there were no beneficial holders of more than 10% of its Common Stock subject to the filing requirements under the 1934 Act during the fiscal year ended December 31, 2006. In making this disclosure, each Fund has relied solely on representations of its current Directors and officers and on copies of reports that have been filed with the Securities and Exchange Commission.

Required Vote

          A plurality of the votes cast at a meeting at which a Quorum is present shall be sufficient to elect Directors for each Fund.

THE BOARD OF DIRECTORS OF EACH FUND, INCLUDING ALL OF THE
INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE
STOCKHOLDERS VOTE “FOR” EACH NOMINEE FOR DIRECTOR.

Selection of Independent Registered Public Accounting Firm

          The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by a majority of the Independent Directors of the Fund. One of the purposes of each Fund’s Audit Committee is to recommend to the Fund’s Board the selection, retention or termination of the independent registered public accounting firm for the Fund. At a joint meeting held on February 8, 2007, each Fund’s Audit Committee recommended and each Fund’s Board, including a majority of the Independent Directors, approved the selection of Deloitte & Touche LLP (“Deloitte”) as each Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2007. Deloitte also served as the Funds’ independent registered public accounting firm for each Fund’s fiscal year ended December 31, 2006. A representative of Deloitte will not be present at the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions.

          After reviewing each Fund’s audited financial statements for the fiscal year ended December 31, 2006, each Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to stockholders. A copy of the Audit Committees’ joint report for the Funds is attached as Appendix A to this Combined Proxy Statement.

          Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte for the audit of LOR’s and LGI’s annual financial statements, or services that are normally provided by Deloitte in connection with the statutory and regulatory filings or engagements, in 2005 for LOR and LGI were $43,000 and $45,000, respectively, and in 2006 were $47,500 for each Fund.

          Audit-Related Fees. There were no fees billed in each of the last two fiscal years by Deloitte to either LOR or LGI for assurance and related services that are reasonably related to the performance of the audits of either Funds’ financial statements, which are not reported above.

          Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte for tax compliance, tax advice and tax planning (“Tax Services”) in 2005 and 2006 were $6,000 for each Fund. For each Fund, these Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

          All Other Fees. There were no fees billed to the Funds in each of the last two fiscal years for products and services provided by Deloitte, other than the services reported above.

          Non-Audit Fees. The aggregate non-audit fees billed by Deloitte for services rendered to each Fund and rendered to LAM or any entity controlling, controlled by or under common control with LAM that provides ongoing services to the Funds (“Service Affiliates”) in 2005 and 2006 were $160,000 and $115,000, respectively.

          Audit Committee Pre-Approval Policies and Procedures. Each Fund’s Audit Committee pre-approves Deloitte’s engagements for audit and non-audit services to the Fund and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining Deloitte’s independence. There were no services provided by Deloitte to either Fund or Service Affiliates that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the last two fiscal years of the Funds.

          There were no fees billed by Deloitte to Service Affiliates for the fiscal years ended December 31, 2005 and December 31, 2006 that required pre-approval by the Funds’Audit Committees. The Funds’Audit Committees have considered whether the provision of non-audit services rendered to Service Affiliates that did not require pre-approval by the Audit Committees is compatible with maintaining Deloitte’s independence.

Annual Report

          Each Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended December 31, 2006 to any stockholder upon request. Requests for the Annual Report of a Fund should be made by writing to the Fund at 30 Rockefeller Plaza, New York, New York 10112 or by calling 800-823-6300.

Other Matters to Come Before the Meeting

          The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

          Stockholders who wish to communicate with Directors should send communications to the relevant Fund, 30 Rockefeller Plaza, New York, New York 10112, to the attention of the Secretary. The Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which stockholder communications will be directed to the Director or Directors indicated in the communication.

Additional Voting Information; Expenses of Proxy Solicitation

          The Funds will bear the cost of soliciting proxies on behalf of the Funds’ Boards of Directors. Proxies may be solicited by mail, in person or by telephone, and the Funds may reimburse persons holding Fund shares in their name or those of their nominees for their expenses in sending soliciting materials to their principals. The total expenses of the Annual Meeting, including the solicitation of proxies and the expenses incurred in connection with the preparation of the Combined Proxy Statement, are approximately $55,000.

          Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the stockholder has received the Combined Proxy Statement and proxy card(s) in the mail. Within 72 hours of receiving a stockholder’s telephonic transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation.

Voting Results

          Each Fund will advise its stockholders of the voting results of the matters voted upon at the Annual Meeting in its next Semi-Annual Report to Stockholders.

Stockholder Proposals

          Any proposals of stockholders that are intended to be presented at the Funds’2008 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the 1934 Act must be received at the Funds’ principal executive offices no later than November 27, 2007 and must comply with all other legal requirements in order to be included in the Funds’ Combined Proxy Statement and forms of proxy for that meeting. For other stockholder proposals to be presented at the 2008 Annual Meeting, a stockholder’s notice shall be delivered to the Secretary of the relevant Fund at the Fund’s principal office no earlier than January 27, 2008 and no later than February 26, 2008. If the 2008 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from April 26, 2008 then timely notice must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

          Please advise the Funds whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Combined Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
STOCKHOLDERS ARE URGED TO VOTE BY MAIL.

By Order of the Boards of Directors

Nathan A. Paul
Secretary

New York, New York
March 26, 2007

APPENDIX A

JOINT REPORT OF THE AUDIT COMMITTEES

          The Audit Committee of the Board of Directors of each Fund oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Each Committee operates pursuant to an Audit Committee Charter. As set forth in the Charter, management of each Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

          In the performance of its oversight function, each Committee has considered and discussed the December 31, 2006 audited financial statements of the relevant Fund with management and with Deloitte & Touche LLP (“Deloitte”), the Fund’s independent registered public accounting firm. The Committee has also discussed with Deloitte the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Committee reviewed with Deloitte, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of each Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, each Committee has reviewed the written disclosures and the letter from Deloitte required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees, as currently in effect and has discussed with Deloitte the independence of the independent registered public accounting firm.

          Each Committee discussed with Deloitte the overall scope and plans for the audit. The Committees met with Deloitte, with and without management present, to discuss the results of its examinations, its evaluations of each Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

          Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to below and in the Charter, each Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in each Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2006 and filed with the Securities and Exchange Commission.

          Stockholders are reminded, however, that the Members of each Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committees rely without independent verification on the information provided to them and on the representations made by management and Deloitte. Accordingly, each Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committees’considerations and discussions referred to above do not assure that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Deloitte is, in fact, “independent.”

Lester Z. Lieberman, Audit Committee Chairman
Kenneth S. Davidson, Audit Committee Member
Nancy A. Eckl, Audit Committee Member
Leon M. Pollack, Audit Committee Member
Richard Reiss, Jr., Audit Committee Member
Robert M. Solmson, Audit Committee Member

February 26, 2007

_________________________________________________________

LAZARD WORLD DIVIDEND & INCOME FUND, INC.

_________________________________________________________

Common Stock

Mark box at right if an address or comment has been noted on the reverse side of this card. /__/

CONTROL NUMBER:

Please be sure to sign and date this Proxy.	Date:

Stockholder sign here		Co-owner sign here

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

1a.	With respect to the proposal to elect Mr. Leon M Pollack as a Class I Director:

	For /_/	Withhold Authority /_/

1b.	With respect to the proposal to elect Mr. Robert M. Solmson as a Class I Director:

	For /_/	Withhold Authority /_/

1c.	With respect to the proposal to elect Mr. Charles Carroll as a Class I Director:

	For /_/	Withhold Authority /_/

1d.	With respect to the proposal to elect Ms. Nancy A. Eckl as a Class II Director:

	For /_/	Withhold Authority /_/

2.	In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

RECORD DATE SHARES: _____________________

LAZARD WORLD DIVIDEND & INCOME FUND, INC.

Annual Meeting of Stockholders – April 26, 2007
Common Stock Proxy Solicited on Behalf of Board of Directors

The undersigned holder of shares of Common Stock of Lazard World Dividend & Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Nathan A. Paul and Brian D. Simon, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Thursday, April 26, 2007, at 3:00 p.m., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE
VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS
PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND
PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE.

Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

_________________________________________________________

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.

_________________________________________________________

Common Stock

Mark box at right if an address or comment has been noted on the reverse side of this card. /__/

CONTROL NUMBER:

Please be sure to sign and date this Proxy.	Date:

Stockholder sign here		Co-owner sign here

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

1a.	With respect to the proposal to elect Mr. Leon M. Pollack as a Class I Director:

	For /_/	Withhold Authority /_/

1b.	With respect to the proposal to elect Mr. Kenneth S. Davidson as a Class II Director:

	For /_/	Withhold Authority /_/

1c.	With respect to the proposal to elect Ms. Nancy A. Eckl as a Class II Director:

	For /_/	Withhold Authority /_/

1d.	With respect to the proposal to elect Mr. Lester Z. Lieberman as a Class II Director:

	For /_/	Withhold Authority /_/

2.	In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

RECORD DATE SHARES: _____________________

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.

Annual Meeting of Stockholders – April 26, 2007
Common Stock Proxy Solicited on Behalf of Board of Directors

The undersigned holder of shares of Common Stock of Lazard Global Total Return and Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Nathan A. Paul and Brian D. Simon, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Thursday, April 26, 2007, at 3:00 p.m., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE
VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS
PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND
PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE.

Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?